                                                                                                                          EXHIBIT 99
CHRYSLER FINANCIAL                                                                                  DISTRIBUTION DATE:     06-SEP-00
DAIMLERCHRYSLER AUTO TRUST 2000-A MONTHLY SERVICER'S CERTIFICATE (GT)                                                    PAGE 1 OF 2
------------------------------------------------------------------------------------------------------------------------------------
  Payment Determination Statement Number                                   6
  Distribution Date                                                06-Sep-00

  DATES COVERED                                      FROM AND INCLUDING           TO AND INCLUDING
  -------------                                      ------------------           ----------------
       Collections Period                                          01-Aug-00                   31-Aug-00
       Accrual Period                                              07-Aug-00                   05-Sep-00
       30/360 Days                                                        30
       Actual/360 Days                                                    30


                                                          NUMBER OF
  COLLATERAL POOL BALANCE DATA                            ACCOUNTS                    $ AMOUNT
  ----------------------------                            --------                    --------

  Pool Balance - Beginning of Period                       123,751                      1,768,117,145.09
  Collections of Installment Principal                                                     33,719,695.11
  Collections Attributable to Full Payoffs                                                 19,414,005.40
  Principal Amount of Repurchases                                                                   0.00
  Principal Amount of Gross Losses                                                          2,720,800.03
                                                                                -------------------------

  Pool Balance - End of Period                             121,473                      1,712,262,644.55
                                                                                =========================



  POOL STATISTICS                                                                    END OF PERIOD
  ---------------                                                               -------------------------

  Initial Pool Balance (Pool Balance at the
       Purchase Date)                                                                   2,076,965,804.62
  Pool Factor (Pool Balance as a Percent of
       Initial Pool Balance)                                                                      82.44%

  Ending O/C Amount                                                                       112,289,378.97
  Coverage Ratio (Ending Pool
       Balance as a Percent of Ending Securities)                                                107.02%

  Cumulative Net Losses                                                                     2,782,267.67
  Net Loss Ratio (3 mo. Weighted Avg.)                                                          0.49320%
  Cumulative Recovery Ratio                                                                       64.02%
  60+ Days Delinquency Amount                                                               5,876,702.52
  Delinquency Ratio (3 mo. Weighted Avg.)                                                       0.29560%

  Weighted Average APR                                                                            8.965%
  Weighted Average Remaining Term (months)                                                         50.63
  Weighted Average Seasoning (months)                                                              10.03

CHRYSLER FINANCIAL                                                                         DISTRIBUTION DATE:              06-SEP-00
DAIMLERCHRYSLER AUTO TRUST 2000-A MONTHLY SERVICER'S CERTIFICATE (GT)                                                    PAGE 2 OF 2
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
 CASH SOURCES
 ------------
      Collections of Installment Principal          33,719,695.11
      Collections Attributable to Full Payoffs      19,414,005.40
      Principal Amount of Repurchases                        0.00        O/C RELEASE
      Recoveries on Loss Accounts                    1,741,737.80        Original O/C Amount                      94,182,804.62
      Collections of Interest                       12,587,045.47
      Investment Earnings                               30,392.71        Cumulative O/C Release (beginning)                0.00
      Reserve Account                                4,956,957.50        O/C Release    (Prospectus pg S17)                0.00
                                                 -----------------                                              ---------------
      Total Sources                                 72,449,833.99        Cumulative O/C Release (ending)                   0.00
                                                 =================                                              ================


 CASH USES
 ---------
      Servicer Fee                                   1,473,430.95
      Note Interest                                  9,150,958.88
      Reserve Fund                                   4,956,957.50
      O/C Release to Seller                                  0.00
      Note Principal                                56,868,486.66
                                                 -----------------
      Total Cash Uses                               72,449,833.99
                                                 =================


 ADMINISTRATIVE PAYMENT
 ----------------------
 Total Principal and Interest Sources               72,449,833.99
 Investment Earnings in Trust Account                  (30,392.71)
 Cash Reserve in Trust Account                      (4,956,957.50)
 Servicer Fee (withheld)                            (1,473,430.95)
 O/C Release to Seller                                       0.00
                                                 -----------------
      Payment Due to Trust Account                  65,989,052.83
                                                 =================


                                            Beginning                Ending                 Principal            Principal per
                                             Balance                 Balance                 Payment              $1000 Face
                                          ---------------------   ------------------------------------------------------------------
  NOTES & CERTIFICATES
  --------------------
  Class A-1  408,429,000.00  @   6.07%           82,487,752.24           25,619,265.58          56,868,486.66            139.2371420
  Class A-2  655,000,000.00  @   6.76%          655,000,000.00          655,000,000.00                   0.00              0.0000000
  Class A-3  405,000,000.00  @   7.09%          405,000,000.00          405,000,000.00                   0.00              0.0000000
  Class A-4  440,000,000.00  @   7.23%          440,000,000.00          440,000,000.00                   0.00              0.0000000
  Certificates                                   74,354,000.00           74,354,000.00                   0.00              0.0000000
                                          ---------------------   --------------------------------------------
      Total Securities                        1,656,841,752.24        1,599,973,265.58          56,868,486.66
                                          =====================   ============================================


                                                  Interest                Interest per
                                                   Payment                 $1000 Face                Original
                                          ---------------------   ------------------------
 NOTES & CERTIFICATES
 --------------------
 Class A-1  408,429,000.00  @   6.07%           417,250.55              1.0215987             408,429,000.00
 Class A-2  655,000,000.00  @   6.76%         3,689,833.33              5.6333333             655,000,000.00
 Class A-3  405,000,000.00  @   7.09%         2,392,875.00              5.9083333             405,000,000.00
 Class A-4  440,000,000.00  @   7.23%         2,651,000.00              6.0250000             440,000,000.00
 Certificates                                         0.00                                     74,354,000.00
                                          ---------------------                           ------------------
     Total Securities                         9,150,958.88                                  1,982,783,000.00
                                          =====================                           ==================

      * Class A-1 Interest is computed on an Actual/360 Basis. Days in current period 32
      ----